UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2018

THE BON-TON STORES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	0-19517	23-2835229
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2801 E. Market Street, York, Pennsylvania 17402
(Address of Principal Executive Offices)

717-757-7660
(Registrant’s Telephone Number, including Area Code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

In connection with the ongoing chapter 11 cases (the “Chapter 11 Cases”) of Bon-Ton Stores, Inc. and its direct and indirect subsidiaries (collectively, the “Company”), beginning on April 16, 2018, and ending on April 17, 2018, the Company conducted, pursuant to bid procedures approved by the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”), an auction (the “Auction”) under Section 363 of the U.S. Bankruptcy Code relating to the disposition of its assets.

Item 1.03	Bankruptcy or Receivership.

On April 18, 2018, the Bankruptcy Court entered an order (the “Approval Order”) approving a transaction pursuant to which, under the terms of the Agency Agreement (as defined below), the Company has engaged the Agent (as defined below) to act as exclusive agent for the Company in connection with going out-of-business sales of Merchandise and Owned FF&E (each as defined in the Agency Agreement) to be conducted at the Company’s stores and other locations (the “GOB Sales”),  and has granted designation rights to the Successful Bidder (as defined below) with respect to the disposition of substantially all of the Company’s other assets. The Agency Agreement is further described below under Item 8.01 of this Current Report on Form 8-K. The Company issued a press release on April 18, 2018 announcing the Approval Order. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 8.01	Other Events.

Following the completion of the Auction, on April 17, 2018, the Company announced that the bid submitted by a contractual joint venture composed of GA Retail, Inc. and Tiger Capital Group, LLC (collectively, the “Agent”) and Wilmington Savings Fund Society, FSB, as the indenture agent and collateral trustee for those certain 8.00% second-lien senior secured notes due 2021 issued by The Bon-Ton Department Stores, Inc. (in such capacity, the “Second-Lien Notes Trustee” and, together with the Agent, the “Successful Bidder”) was the successful bid (the “Successful Bid”). The Successful Bid is in the form of an agency agreement, by and between the Company, the Agent and the Second-Lien Notes Trustee (the “Agency Agreement”), pursuant to which, among other things, the Company (i) has engaged the Agent to act as exclusive agent for the Company in connection with the GOB Sales and (ii) has granted exclusive designation rights to the Successful Bidder with respect to the disposition of substantially all of the Company’s other assets, including Owned Real Property, unexpired Leases and Intellectual Property (each as defined in the Agency Agreement). A copy of the press release announcing the Successful Bid is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

The foregoing description of the Agency Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agency Agreement, which is filed as Exhibit 99.3 hereto and incorporated herein by reference. The full text of the Approval Order, the Agency Agreement and other documents related to the Chapter 11 Cases is also available on the website of Prime Clerk LLC, the Company’s claims agent, at https://cases.primeclerk.com/bonton/.

As discussed above under Item 1.03 of this Current Report on Form 8-K, on April 18, 2018, the Bankruptcy Court entered the Approval Order, authorizing the Company to enter into, and perform under, the Agency Agreement.

On April 19, 2018, the Company and the Successful Bidder executed the Agency Agreement and consummated the closing described therein.  The Company also issued a press release announcing that the GOB Sales would begin on April 20, 2018.  A copy of the press release is attached hereto as Exhibit 99.4 and is incorporated by reference herein.
Cautionary Information Regarding Trading in the Company’s Securities.

The Company cautions that trading in the Company’s securities during the pendency of the

Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual value realized, if any, by holders of the Company’s securities in the Chapter 11 Cases. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities.

Forward-Looking Statements.

Certain information included in this Current Report and in other communications made by the Company contain statements that are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements, which may be identified by words such as “may,” “could,” “will,” “plan,” “expect,” “anticipate,” “believe,” “estimate,” “project,” “intend,” or other similar expressions, involve important risks and uncertainties that could significantly cause future results to differ from those expressed in any forward-looking statements.  Factors that could cause such differences include, but are not limited to: risks related to retail businesses generally; deterioration of general economic conditions; potential increases in pension obligations; consumer spending patterns, debt levels, and the availability and cost of consumer credit; additional competition from existing and new competitors or changes in the competitive environment; changes in energy and transportation costs; weather conditions that could negatively impact sales; the ability to attract and retain qualified management; the dependence upon relationships with vendors and their factors; a data security breach or system failure; the ability to reduce or control SG&A expenses; operational disruptions; unsuccessful marketing initiatives; the ability to improve efficiency through the Company’s eCommerce fulfillment center; changes in, or the failure to successfully implement, our key strategies, including the store rationalization program and initiatives to improve our merchandising, marketing and operations; adverse outcomes in litigation; the ability to obtain financing for working capital, capital expenditures and general corporate purposes; the impact of regulatory requirements; the financial condition of mall operators; and the  uncertainties relating to the bankruptcy filing by the Company, including, but not limited to, (i) the Company’s ability to obtain Bankruptcy Court approval with respect to motions or other requests made to the Bankruptcy Court in the Chapter 11 Cases, including maintaining strategic control as debtor-in-possession; (ii) the ability of the Company and its subsidiaries to negotiate, develop, confirm and consummate a plan of reorganization; (iii) the effects of the Company’s bankruptcy filing on the Company and on the interests of various constituents; (iv) Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general; (v) the length of time that the Company will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the proceedings; (vi) risks associated with third party motions in the Chapter 11 Cases, which may interfere with the Company’s ability to confirm and consummate a plan of reorganization; (vii) the potential adverse effects of the Chapter 11 proceedings on the Company’s liquidity or results of operations; (viii) increased advisory costs to execute the Company’s reorganization; and (ix) other risks and uncertainties.  Additional factors that could cause the Company’s actual results to differ from those contained in these forward-looking statements are discussed in greater detail in the Company’s Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q and subsequent filings with the Securities and Exchange Commission.  Forward-looking statements made by the Company in this Current Report, or elsewhere, speak only as of the date on which the statements were made.  We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit
99.1	Press release, dated April 18, 2018.
99.2	Press release, dated April 17, 2018.
99.3	Agency Agreement, dated April 18, 2018.
99.4	Press release, dated April 19, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Bon-Ton Stores, Inc.

By:	/s/ Michael G. Culhane
Michael G. Culhane Executive Vice President – Chief Financial Officer

Dated: April 20, 2018